UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

MD	001-36113	20-0068852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Park Avenue South, Suite 500
New York, NY 10010
(Address of principal executive offices, including zip code)

(212) 687-0800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	CXP	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2021, Columbia Property Trust, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2021 and published its Q2 2021 Supplemental Information package to its website. The press release and the Q2 2021 Supplemental Information package are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be "filed" with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated July 29, 2021
99.2	Q2 2021 Supplemental Information Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: July 29, 2021	By:	/s/ James A. Fleming
James A. Fleming
Chief Financial Officer